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                                                               Exhibit (m)(2)(f)

                                     FORM OF
                                  SCHEDULE A-9
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                              CLASS A SERVICE PLAN
                             EFFECTIVE:       , 2000


                         Name of Fund Adopting this Plan
                         -------------------------------

                      Eaton Vance Tax-Managed America Fund
                    Eaton Vance Tax-Managed New America Fund